SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (date of earliest event reported) March 14, 2003



                            ATX COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)



         Delaware                  000-49899               13-4078506
      (State or other          (Commission File          (IRS Employer
      jurisdiction of               Number)           Identification No.)
      incorporation)

                     50 Monument Road, Bala Cynwyd, PA    19004
               (Address of principal executive offices) (Zip code)

                                 (610) 668-3000
             (Registrant's telephone number, including area code)

    CORECOMM HOLDCO, INC., 110 East 59th Street, New York, New York 10022
        (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events

     On March 17, 2003, ATX Communications, Inc. (the "Company") announced that the Company and the lenders under the Company's senior credit facility (the "Credit Facility") are currently in discussions regarding modifications to the Credit Facility that would provide the Company increased liquidity to invest in its operations. In order to accommodate the ongoing discussions regarding these modifications, the Company and its senior lenders have agreed to extend the due date of the Company's March 12, 2003 monthly interest payment to March 31, 2003. Although management and the senior lenders are working diligently to modify the Credit Facility, there can be no assurance that any such modifications or amendments will be achieved on terms satisfactory to the Company or otherwise.

Item 7(c). Exhibits

10.01 Waiver, dated March 12, 2003 to the Credit Agreement, dated as of September 28, 2000, as amended and restated as of April 11, 2001, and amended by the First Amendment dated as of October 31, 2001, the Second Amendment dated as of December 14, 2001 and the Third Amendment dated as of March 29, 2002 among CCL Historical, Inc., formerly named CoreComm Limited, the Company, CoreComm Communications, Inc., the lenders party thereto and JPMorgan Chase Bank, as administrative agent and collateral agent.

Cautionary Statement Regarding Forward Looking Statements

     This document contains certain forward-looking statements that involve substantial risks and uncertainties. All statements regarding the Company's expected future financial position, results of operations, cash flows, restructuring and financing plans, business strategy, budgets, projected costs, capital expenditures, competitive positions, growth opportunities, plans and objectives of management for future operations and statements that include words such as "anticipate," "if," "believe," "plan," "estimate," "expect," "intend," "may," "could," "should," "will," and other similar expressions are forward-looking statements. Such forward-looking statements are inherently uncertain, and readers must recognize that actual results may differ from the Company's expectations.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  March 17, 2003                  ATX COMMUNICATIONS, INC.
                                       (Registrant)


                                       By:  /s/ Tom Gravina
                                            --------------------------------
                                       Name:   Tom Gravina
                                       Title:  President and Chief Executive
                                               Officer


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


                                  EXHIBIT INDEX

Exhibit No.    Description

10.01 Waiver, dated March 12, 2003 to the Credit Agreement, dated as of September 28, 2000, as amended and restated as of April 11, 2001, and amended by the First Amendment dated as of October 31, 2001, the Second Amendment dated as of December 14, 2001 and the Third Amendment dated as of March 29, 2002 among CCL Historical, Inc., formerly named CoreComm Limited, the Company, CoreComm Communications, Inc., the lenders party thereto and JPMorgan Chase Bank, as administrative agent and collateral agent.


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